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                                                                    Exhibit 23.1
                                                                    ------------

                      Consent of Independent Accountants

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58189) of MicroStrategy Incorporated and its subsidiaries of our report dated April 12, 2000, relating to the restated financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP                      /s/ PricewaterhouseCoopers LLP

McLean, Virginia
April 12, 2000